UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

Omnicare, Inc.
(Exact name of Registrant as specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

1-8269	31-1001351
(Commission File Number)	(I.R.S. Employer Identification No.)

OMNICARE, INC. 900 OMNICARE CENTER 201 E. FOURTH STREET CINCINNATI, OH 45202
(Address of Principal Executive Offices, Including Zip Code)

(513) 719-2600
(Registrant’s telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 29, 2015, Omnicare, Inc. issued a press release announcing its financial results for the three months ended March 31, 2015. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

In addition, a copy of the supplemental slides that will be discussed during the Company’s earnings call at 9:00 a.m. Eastern Time on Wednesday, April 29, 2015 is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Press release of Omnicare, Inc., dated April 29, 2015.

99.2	Supplemental slides provided in connection with the first quarter 2015 earnings call of Omnicare, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

By:	/s/ Robert O. Kraft
Name: Title:	Robert O. Kraft Senior Vice President and Chief Financial Officer

Dated: April 29, 2015

INDEX TO EXHIBITS

Exhibit Number    Description of Exhibit

99.1        Press release of Omnicare, Inc., dated April 29, 2015.
99.2        Supplemental slides provided in connection with the first quarter 2015 earnings call of Omnicare, Inc.